SECURITIES AND EXCHANGE COMMISSION
             Washington, D.C. 20549


                     FORM 8-K
                  CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 14, 2010


             SCIENTIFIC INDUSTRIES, INC.
______________________________________________________
(Exact name of registrant as specified in its charter)

Delaware		000-6658          04-2217279
_______________	_____________	__________________
(State or other   (Commission       (IRS Employer No.)
jurisdiction of    File Number)
incorporation)

                     70 Orville Drive
                  Bohemia, New York 11716
_____________________________________________
   (Address of principal executive offices)


                       (631) 567-4700
__________________________________________________
Registrant's telephone number, including area code


                       Not Applicable
__________________________________________________
(Former name or former address,
if changed since last report)

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The Registrant on May 14, 2010 entered into new employment agreements with Helena R. Santos, its President, Chief Executive Officer and Treasurer, and Robert P. Nichols, its Executive
Vice President. The agreements are substantially the same as their respective agreements dated July 31, 2009 except that they extend the terms of employment to June 30, 2011 and increase the annual rates of the base salaries for the six months ended June 30, 2010 and the fiscal year ending June 30, 2011 to $135,000 from $130,000 for Ms. Santos and to $123,600 from
$120,000 for Mr. Nichols. Bonuses may be given at the discretion of the Board of Directors, as to services for the six months ending June 30, 2010 and for the fiscal year ending June 30, 2011.



ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a) and (b) not applicable

(c) Exhibits


Exhibit No.		Exhibit
___________		_______
10A-1 Copy of Employment Agreement between Registrant and Helena R. Santos dated as of May 14, 2010.

10A-2 Copy of Employment Agreement between Registrant and Robert P. Nichols dated as of May 14, 2010.



                       SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            SCIENTIFIC INDUSTRIES, INC.
                            (Registrant)


Date:	May 18, 2010
                            By: /s/ Helena R. Santos
                            ________________________
                            Helena R. Santos,
                            President and Chief Executive
                            Officer